Van Kampen American Value Fund
                          Item 77(O) 10F-3 Transactions
                        July 1, 2006 - December 31, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
 Hertz  11/15  88,235  $15.00 $1,323,  414,60    0.47%  0.98%   Goldma  Goldma
Global   /06    ,000          525,000     0                       n,       n
Holdin                                                          Sachs    Sachs
  gs,                                                           & Co.,
 Inc.                                                           Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Credit
                                                                Suisse
                                                                , UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties

                                                                Morgan
                                                                Stanle
AerCap  11/20  26,100  $23.00 $600,30  122,92    0.47%  0.44%     y,    Goldma
Holdin   /06    ,000           0,000      5                     Goldma     n
 gs NV                                                            n,     Sachs
                                                                Sachs
                                                                & Co.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                JPMorg
                                                                 an,
                                                                Citigr
                                                                 oup,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA)
                                                                 Inc.